UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2024

Sezzle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41781	81-0971660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Nicollet Mall
Suite 640
Minneapolis, MN 55402
(Address of principal executive offices, including zip code)

+1 (651) 240 6001
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	SEZL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Line of Credit Amendment

Effective June 19, 2024, Sezzle Inc. (the “Company”) entered into Amendment No. 1 to Limited Guaranty and Indemnity Agreement (the “Line of Credit Amendment”) amending certain terms to Limited Guaranty and Indemnity Agreement, dated April 19, 2024, by the Company (as “Limited Guarantor”) for the benefit of Bastion Funding VI LP (as “Administrative Agent”) (the “Existing Limited Guaranty”).

The Line of Credit Amendment amends the Existing Limited Guaranty to permit the Company to repurchase equity interests of the Company or any warrants of the same in an aggregate amount not to exceed $3 million, regardless if the Company meets the Restricted Payment covenants in the Existing Limited Guaranty.

The foregoing description of the Line of Credit Amendment is qualified in all respects by reference to the full text of the Line of Credit Amendment, which is attached as Exhibit 10.1 hereto and incorporated by reference herein. The Line of Credit Amendment is not intended to be a source of factual, business or operational information about the Company or its subsidiaries. The representations and warranties contained in the Line of Credit Amendment were made only for purposes of such agreement (or the applicable related agreements) and as of specific dates, were solely for the benefit of the parties to such agreement (or the applicable related agreements), and may be subject to limitations agreed upon by the parties, including being qualified by disclosures for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 8.01. Other Events

On June 20, 2024, the Company issued a press release announcing that the Company's Board of Directors authorized the repurchase of up to $15 million of the Company's outstanding shares of common stock. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Limited Guaranty and Indemnity Agreement
99.1	Press Release of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEZZLE INC.

Dated: June 24, 2024	By:	/s/ Charles Youakim
Charles Youakim
Chief Executive Officer